SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report:  May 2, 2002




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



      28470 13 MILE ROAD, STE. 300, FARMINGTON HILLS, MICHIGAN       48334
            (Address  of  principal  executive  offices)          (Zip  Code)



Registrant's  telephone  number,  including  area  code     248-702-6000

Item  4.          Changes  in  Registrant's  Certifying  Accountant.

The Company has notified Arthur Andersen LLP ("Arthur Andersen"), previously engaged as the principal accountant to audit the Company's financial statements, that the Company will engage other principal accountants upon completion of Arthur Andersen's review of the Company's financial statements for the first quarter period ended March 31, 2002. Management and the Company's Audit Committee of the Board of Directors ("Board") have been conducting a search for a replacement independent auditor from qualified auditing firms, and will recommend such replacement firm to the Board for appointment as soon as practical.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 2, 2002, stating its agreement with the statements made herein.

Representatives from Arthur Andersen attended the Company's Annual Meeting of Shareholders held on April 16, 2002, where they were given the opportunity to make a statement and to respond to appropriate questions.

The Company will file a second Form 8-K Report when a replacement independent auditor has been engaged.



Item  7.(c)     Exhibits.

     16     Letter  from  Arthur  Andersen  LLP  to  the Securities and Exchange
Commission,  dated  May  2,  2002,  regarding  change  in certifying accountant.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEMCO  Energy,  Inc.
                                             (Registrant)



Dated:  May  2,  2002                   By:/s/John E. Schneider
                                           _________________________________
                                           Senior  Vice  President  and
                                           Chief  Financial  Officer



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

                                  EXHIBIT INDEX
                                    Form 8-K
                                   May 2, 2002



                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
16              Letter from Arthur Andersen LLP       x
                to the Securities and Exchange
                Commission, dated May 2, 2002,
                Regarding change in certifying
                Accountant.


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